Exhibit 10.4

MINERAL LEASE AGREEMENT

THIS AGREEMENT is made effective as of the 10th day of March, 2004, by and between A.E. Saucier, doing business as Sedi-Met, Inc., hereinafter designated as "Owner", and TIMBERLINE RESOURCES CORPORATION, an Idaho corporation, hereinafter designated as "TRC".

WHEREAS, Owner holds an exclusive possessory interest, subject to the paramount title of the United States, to the unpatented lode mining claims situated in  Mineral County, Nevada, known as the OM claims, which are hereinafter referred to as the "Property” and are more fully described in Exhibit "A" attached hereto,  and

WHEREAS, Owner and TRC desire to enter into an Agreement whereby TRC shall have the exclusive right and privilege to explore for, develop, and mine any ores, minerals, and material on or under the Property, and whereby TRC shall have the exclusive option to purchase a portion of Owner’s royalty interest in the Property, all on the terms and conditions as hereunder set forth;

NOW, THEREFORE, in consideration of the covenants herein expressed, the parties agree as follows:

1.

PROPERTY DESCRIPTION AND AREA OF INTEREST

The OM group of unpatented lode mining claims located in Mineral County, Nevada which are subject to this Agreement are described in Exhibit “A” attached hereto.

Owner and TRC agree that an Area of Interest will be established around the claim group that constitutes the Property.  The Area of Interest shall be defined as that area within one mile of the exterior boundaries of the group of unpatented mining claims described in Exhibit “A”.  Any property acquired by TRC within the Area of Interest shall be included in and subject to this Agreement as if the newly acquired property was listed in Exhibit “A”.

2.

WARRANTIES AND REPRESENTATIONS

Owner represents and warrants to TRC that Owner owns and has the exclusive possession of the Property; that title to the Property is free and clear of all liens and encumbrances and of all claims and demands whatsoever; and that the Owner has the full right, power, and capacity to enter into this Agreement upon the terms set forth herein.  Owner agrees not to encumber title to the Property while this Agreement is in effect.

3.

TERM

The term of this Agreement shall be for a period of twenty (20) years from the effective date hereof unless sooner terminated under the provisions of Section 13.  Owner grants TRC the right to renew this Agreement for an additional twenty (20) year period, or for as long as TRC explores or mines the Property, whichever is longer.

4.

GRANT OF EXPLORATION AND MINING PRIVILEGE

Owner hereby grants to TRC, for the term specified in Section 3, the privilege of entering upon the Property described in Exhibit "A", with the exclusive right and privilege to explore, prospect for and mine mineral deposits contained upon or within the Property.   Owner further grants to TRC, the exclusive right to exercise its option to purchase a portion of Owner’s royalty interest in the Property, as specified in Section 7 herein, at any time prior to termination or expiration of this Agreement. "Explore" or "Prospect" shall have reference to entering and conducting all means and methods of search above and below the surface, with or without machinery and equipment, including, but without being limited to:

a)

Conducting geologic, geophysical, geochemical, and other exploration studies and tests.

b)

Digging or excavating pits, adits, shafts, and other types of excavation.

c)

Drilling test holes.

d)

Excavating drill hole sites, sumps, and mud pits.

e)

Constructing roads reasonably required for ingress, egress, access to work and camp sites, and communication.

f)

Extracting and removing samples in non-commercial quantities for the purpose of collecting information and making analyses and tests.

g)

Building camp and other facilities to service exploration operations.

5.

PAYMENT TO OWNER

A.

Advance Payments

Owner acknowledges being paid Seven Thousand Five Hundred Dollars ($7,500.00) on March 10th, 2004, pursuant to a Letter of Intent between TRC and Owner.  On execution of this Agreement by Owner and TRC, TRC shall pay to the Owner an additional payment of Seven Thousand Five Hundred Dollars ($7,500.00).   TRC shall also issue Owner 10,000 shares of its common stock.

 Unless this Agreement has been terminated prior to the dates set forth below, TRC agrees to pay Owner the following on or before the due date:

 March 10, 2005

$20,000

 March 10, 2006

$25,000

 March 10, 2007

$30,000

 March 10, 2008

$35,000

 March 10, 2009 and annually thereafter

$40,000

All advance payments specified above shall be applied as an advance against the Net Smelter Return royalty due Owner on production, as defined in Section 6 herein.

Provided always that in the event this Agreement is terminated as provided in Section 13, TRC shall have no obligation to make any payment set forth above which occurs after the Agreement has been terminated.

B.

Credits:  Manner of Payment

All payments required to be made by TRC to Owner may be made in currency, by draft, or by check of TRC or its agent (at the option of TRC), and said payments shall be made to Owner in the manner as hereinafter set forth at the addresses specified in Section 16. TRC shall issue two separate payments to Owner in accordance with each Owner’s undivided interest in this Agreement.  Owner shall be entitled to no further payments upon the termination of this Agreement except as to payments, if any, which have accrued but have not been paid prior to such termination.

6.

ROYALTIES

TRC agrees to pay to Owner Three Percent (3%) of the Net Smelter Returns (gold equivalent) upon all minerals mined and removed from the Property.

The term "Net Smelter Returns" as used herein shall mean the sale proceeds received by TRC less (i) the actual costs of freighting or transporting said ores, metals, minerals, and concentrates to the point or points of sale, unless already deducted by the purchaser, (ii) all mill or smelter processing, sampling, assaying, and weighing charges, unless already deducted by the purchaser, and (iii) all gross production taxes, severance taxes and similar taxes on or measured by production, together with sales taxes borne by TRC, but without any other deductions whatever.  In the event such smelter or other processor is owned or controlled by TRC or any of its affiliates, the Net Smelter Return Interest shall be computed in accordance with usual custom smelting or processing practices the same as if such smelting or other processing were for a third party.

Royalty payments shall be made by TRC on or before the last day of each accounting month of TRC for all concentrates sold during the preceding accounting month by TRC.  Royalty or other payments under this Agreement shall be deemed made by TRC when its check therefore is made payable to and mailed to the persons specified in Section 16 hereof (or the agent designated as hereinafter provided) at the address then in effect hereunder.  Owner, for each of them and for their heirs, executors, administrators, successors and assigns, agrees that there shall at all times be kept in force with TRC a designation, in writing and duly acknowledged, of the name and address of one agent to receive all payments due hereunder and to acknowledge receipt of same.  TRC may require reasonable evidence that any such designation is duly executed and acknowledged by and delivered on behalf of all the then Owners.  TRC shall not be obliged to deliver more than one check for each payment that becomes due under this Agreement except to replace a check lost or destroyed.  Until the agent designated to receive payments on behalf of Owner is changed as herein provided, TRC shall discharge its obligations to make payments hereunder by tending payment to the agent last duly designated hereunder by Owner.

7.

OPTION TO PURCHASE ROYALTY INTEREST

Prior to March 9, 2007, TRC shall have the exclusive right to purchase one per cent (1%) of Owner’s Net Smelter Return royalty interest for a cash payment of Five Hundred Thousand Dollars ($500,000).

In the event that TRC pays Owner $500,000 for a one per cent (1%) royalty interest, then Owner’s retained royalty interest would be equal to two per cent (2%) of the Net Smelter Returns from any production from the Property.

8.

PROTECTION FROM LIENS AND DAMAGES:  COMPLIANCE WITH LAWS

TRC agrees to pay all expenses incurred by it in its operations hereunder and to permit no liens arising from any act of TRC to remain upon the Property, and to indemnify Owner against any liability to third persons resulting from TRC’s operations hereunder.

TRC shall conduct itself with respect to the Property and its exploration so as to fully comply in every respect with the applicable laws of the State of Nevada, and the United States of America and all pertinent and applicable regulations of any governmental agency or body having jurisdiction.

TRC agrees to perform all work, filings, and payments required to maintain the Property pursuant to Federal, State, or County laws or regulations during the term of this Agreement.  TRC agrees to pay all annual fees required to maintain the Property to the Bureau of Land Management prior to July 1 of each lease year, and to provide Owner with evidence of such payment.  In the event TRC elects to drop any of the claims making up the Property, TRC agrees to notify Owner prior to July 1, and execute a quit claim deed or other documents necessary to convey all interest in the dropped claims back to Owner.  Any claims returned to Owner by quitclaim deed from TRC will no longer be subject to this Agreement.

9.

ACCESS AND INSPECTION

Owner or his duly authorized representatives shall be permitted to enter on the Property and the workings thereon of TRC at all reasonable times for the purpose of inspection, but in such a manner as not to unreasonably hinder the operations of TRC.

10.

DELIVERY OF DATA

If this Agreement is terminated, TRC, upon written request given by Owner within thirty (30) days of said termination, shall furnish Owner within sixty (60) days copies of all basic maps, drill logs, and other factual data and factual material pertaining to the Property prepared by TRC; provided, however, that TRC shall have no liability on account of any such information received or acted on by Owner.  TRC agrees that as to any core or drill cuttings from the Property included under this Agreement retained by TRC after termination of this Agreement, it shall allow Owner or its agent to examine such core or cuttings at the place of storage, and TRC agrees that it shall notify Owner if TRC chooses to discard any core or cuttings, whereupon Owner shall have thirty (30) days within which to remove, at Owner’s cost, such core or cuttings as he chooses to remove.  TRC shall not be liable for the loss or destruction of core or cuttings not removed within the said thirty (30) day period.

11.

TITLE DEFECTS: TITLE DEFENSES: OWNER INTEREST

If --  (1) in the opinion of TRC’s counsel, Owner’s title is defective or less than as represented in Section 2 or (2) Owner’s title is contested or questioned by any person, entity, or governmental agency -- and if Owner is unable or unwilling to promptly correct the defects or alleged defects in title, TRC may attempt, with all reasonable dispatch, to perfect, defend, or initiate litigation to protect Owner’s title.  In that event, Owner shall execute all documents and shall take such other actions as are reasonably necessary to assist TRC in its efforts to perfect, defend, or protect Owner’s title.  If title is less than as represented in Section 2, then (and only then) the costs and expenses of perfecting, defending, or correcting title (including, but without being limited to, the cost of attorney’s fees and the cost of releasing or satisfying any mortgages, liens, and encumbrances), shall be a credit against payments thereafter to be made to Owner under the provisions of Section 5 and 6 unless the encumbrance or dispute arises from TRC’s failure to perform obligations hereunder (in which case such costs shall be borne by TRC).

If the rights and title granted hereunder are less than the rights and full undivided title to the Property as represented in Section 2, all payments to be made to the Owner hereunder shall be reduced to the same proportion thereof as the undivided rights and title granted hereunder.

Nothing herein contained and no notice or action that may be taken under this Section 11 shall limit or detract from TRC’s right to terminate this Agreement at any time.

12.

FORCE MAJEURE

TRC shall be excused from the performance of its obligations of every kind under this Agreement during such period or periods as performance may be rendered impossible by force majeure, with the exception of the making of any payments due as provided in Sections 5, 6 and Section 7.  The time for performance of any obligation shall be extended for a period of time during which such performance was excused by reason of such force majeure.  Force majeure shall mean war or war conditions, fire or acts of nature, strikes or other labor controversies, accident, riots or civil commotion, casualty, government regulation or interference, inability to obtain labor, material, or equipment on the open market, delay in transportation, plant breakdown, or any other cause not reasonably within the control of TRC and which, by the exercise of due diligence, TRC is unable, wholly or in part, to prevent or overcome.

13.

TERMINATION

TRC shall have the right to terminate this Agreement at any time by giving Owner written notice of TRC's election to so terminate.  Upon the giving of such notice, this Agreement shall automatically terminate without further action of the parties, and TRC shall have no further rights or obligations hereunder other than such as have accrued prior to the date of such termination.  TRC shall have one hundred and twenty (120) days from the termination of the Agreement to remove all structures, machinery, equipment, and other property of every description placed upon the Property, provided that TRC shall not remove any underground ladders or timbers or stulls required for support of mine openings.  Drill, mining, and other roads, sites, and excavations, made by TRC, need not be restored or filled, but shall be left in safe condition, and said safe condition shall be in full and complete accordance and compliance with all federal, state, county, and local regulations and ordinances pertaining to reclamation and the environment.  On termination, TRC agrees to provide Owner with all geologic and engineering data provided by Owner or developed by TRC pursuant to the exploration of the Property.

14.

DEFAULT

If TRC shall be in default in making any payment or performing any other obligation herein set forth, it shall lose no rights granted hereunder unless within thirty (30) days notice in writing of such default TRC shall fail to undertake to cure such default by the appropriate payment or performance.

15.

OPERATIONS/WORK COMMITTMENT

TRC shall conduct its operations hereunder in a good and miner-like manner, and TRC shall have cross-mining rights involving ores and minerals, waste materials, water, ventilation, mining machinery, mining equipment, and mining supplies as may be necessary, useful or convenient from time to time in the conduct of mining operations in, upon, or under the Property or in, upon, or under other properties owned or controlled by TRC in the area.  Nothing contained herein shall be construed to require TRC to open or develop any mine or mines on the Property or to perform any exploration, development, or other work thereon at any time that TRC in its discretion determines not to conduct such activities, so long as TRC complies with the express requirements of this Agreement.  Whenever TRC deems it necessary or advisable, it may discontinue or resume exploration, or development, from time to time during the term hereof. Owner and TRC agree that vertical boundaries shall be applicable in determining ownership of ores or materials from the Property.

TRC agrees to conduct a minimum of Fifty Thousand Dollars ($50,000) of exploration work on or for the benefit of the Property during the first lease year.  All payments made to the Bureau of Land Management to file and perfect the claims comprising the Property shall be included as a work commitment expenditure.

TRC agrees to drill three to five Reverse Circulation drill holes on the Property during the first lease year.  TRC and Owner agree that this commitment will be fulfilled by a total of 1,500 to 2,000  feet of drilling. TRC further agrees to consult with Owner on the placement of the drill holes.

At Owner’s request, TRC shall produce an accounting of monies spent on the Property for exploration work.

16. NOTICES

Any notice required to be given to Owner hereunder shall be given by registered or certified mail, return receipt requested, addressed as follows:

Sedi-Met, Inc.

c/o A. E. Saucier

3601 La Tierra Terrace

Reno, Nevada 89502

and any notice given to TRC shall be given by registered or certified mail as follows:

Timberline Resources Corporation

P.O. Box 5034

Spokane, WA 99205

or to such other addresses as hereafter shall be forwarded in writing by either party from time to time.

Except as otherwise provided herein, service or notice or delivery of information shall be effective and complete upon personal delivery, or upon the deposit thereof in the United States mail with postage prepaid and addressed as aforesaid.

17.

MEMORANDUM; CONSTRUCTION

The parties to this Agreement shall execute and record a Memorandum of this Agreement.  This Agreement shall be governed by the laws of the State of Idaho, and by the rules and regulations of the United States of America applicable to the location and possession of, and title to, the mining claims subject hereto.  The headings used in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

18.

WHOLE AGREEMENT: ASSIGNMENT AND TRANSFER

The parties hereto agree that the whole agreement between them is written herein and in a short-form agreement of even date, which is intended to be recorded, and that agreement, together with this Agreement, shall constitute the entire contract between the parties.

This Agreement and the terms and the conditions hereof shall be freely assignable and shall be binding upon and extend to the successors, heirs, and assigns of the parties hereto; provided, however, that no transfer, assignment, or division of the royalties or monies payable or the rights hereunder, however accomplished, shall operate to enlarge the obligations or diminish the rights of the parties hereto.

STATE OF NEVADA

COUNTY OF Washoe

On this, the 12 day of October, 2004 before me, the undersigned Notary Public, personally appeared A.E. Saucier, known to me to be the President of Sedi-Met, Inc., and the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS THEREOF; I have hereunto set my hand and official seal.

My Commission Expires: 4-29-06

Melanie Grigg
Notary Public

MELANIE GRIGG
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 93-4540-2 - Expires April 29, 2006

STATE OF WASHINGTON

COUNTY OF SPOKANE

On this, the 5th day of October, 2004, before me, the undersigned Notary Public, personally appeared Stephen Goss, known to me to be the President of Timberline Resources Corporation and the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes contained therein on behalf of the corporation.

IN WITNESS THEREOF; I have hereunto set my hand and official seal.

My Commission Expires: 3/18/2008

Kristin S. Sullins
Notary Public

KRISTIN S. SULLINS
NOTARY PUBLIC
STATE OF WASHINGTON
Commission Expires 03/18/2008

EXHIBIT "A"

To Mineral Lease Agreement Between

Sedi-Met, Inc. (A.E. Saucier) and

Timberline Resources Corporation

Unpatented Lode Mining Claims (the “Property”)

 Mineral County, Nevada

CLAIM NAME	BLM SERIAL NUMBER
OM-1	NMC 794065
OM-2	NMC 794066
OM-3	NMC 794067
OM-4	NMC 794068
OM-5	NMC 794069
OM-6	NMC 794070
OM-7	NMC 863462
OM-8	NMC 863463
OM-9	NMC 863464
OM-10	NMC 863465
OM-11	NMC 863466
OM-12	NMC 863467
OM-13	NMC 863468
OM-14	NMC 863469
OM-15	NMC 863470
OM-16	NMC 863471
OM-17	NMC 863472
OM-18	NMC 863473
OM-19	NMC 863474

OM-20	NMC 863475
OM-21	NMC 863476
OM-22	NMC 863477
OM-23	NMC 863478
OM-24	NMC 863479
OM-25	NMC 863480
OM-26	NMC 863481
OM-27	NMC 863482
OM-28	NMC 863483
OM-29	NMC 863484
OM-30	NMC 863485
OM-31	NMC 863486
OM-32	NMC 863487
OM-33	NMC 863488
OM-34	NMC 863489
OM-35	NMC 863490
OM-36	NMC 863491
OM-37	NMC 863492
OM-38	NMC 863493
OM-39	NMC 863494
OM-40	NMC 863495
OM-41	NMC 863496
OM-42	NMC 863497

OM-43	NMC 863498
OM-44	NMC 863499
OM-45	NMC 863500
OM-46	NMC 863501
OM-47	NMC 863502
OM-48	NMC 863503
OM-49	NMC 863504
OM-50	NMC 863505
OM-51	NMC 863506
OM-52	NMC 863507
OM-53	NMC 863508
OM-54	NMC 863509
OM-55	NMC 863510
OM-56	NMC 863511
OM-57	NMC 863512
OM-58	NMC 863513
OM-59	NMC 863514
OM-60	NMC 863515
OM-61	NMC 863516
OM-62	NMC 863517
Desert Fox No. 3	NMC 854932

AMENDMENT NUMBER ONE TO MINERAL LEASE AGREEMENT

THIS AMENDMENT NUMBER ONE (this “Amendment”) is made effective as of the 15th day of April, 2004, regardless of the actual date of execution, by and between Sedi-Met, Inc., a New Mexico corporation (“Owner”), and TIMBERLINE RESOURCES CORPORATION, an Idaho corporation (“TRC”).  Owner and TRC may be referenced jointly in this Amendment as the “Parties” or singly as a “Party.”

WHEREAS, Owner and TRC are parties to that certain MINERAL LEASE AGREEMENT (the “Agreement”) made effective as of the 10th day of March, 2004,  pursuant to which, among other things, Owner has granted to TRC a lease and certain other rights with respect to those certain unpatented lode mining claims situated in Mineral County, Nevada, known as the OM-1 through OM-62, inclusive, and the Desert Fox No. 3 claim, which claims are more particularly described in Exhibit “A” to the Agreement and referenced therein as the “Property;” and;

WHEREAS, subsequent to the Effective Date TRC has assisted Owner in locating additional unpatented lode mining claims in Mineral County, Nevada, known as the OM-63 through OM-120, inclusive, which additional claims (the “Additional Claims”) are described more particularly in the attached Exhibit “A-1;”

WHEREAS, both Owner and TRC wish to include the Additional Claims among the Property covered by the Agreement; and;

WHEREAS, the Parties desire to modify the Area of Interest as described in Section  1.B of the Agreement;  and

WHEREAS, Owner and TRC desire to maintain all other terms of the Mineral Lease Agreement in full force and effect.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein expressed, the Parties agree as follows:

1.

Definitions.  All capitalized terms used in this Amendment shall have the meanings assigned to them in the Lease, unless otherwise defined in this Amendment, in which case the definitions assigned in this Amendment shall apply.

2.

Incorporation of Recitals.  The foregoing recitals constitute an integral part of this Amendment.

3.

Property Description.  Effective as of April 15, 2005:  (a) the Property shall include the OM-1 through OM-120 unpatented mining claims and the Desert Fox No. 3 unpatented mining claim in Mineral County, Nevada, which mining claims are described more particularly in the attached Exhibit “A-1;” (b) Exhibit “A-1” shall be substituted for Exhibit “A” to the Agreement for all purposes of the Agreement; (c) all references in the Agreement to Exhibit A or Exhibit “A” shall be deemed to refer to Exhibit “A-1;” and (d) Section 1.A. of the Agreement is amended in its entirety to read as follows:

A.

Property Description.  The Property that is the subject of this Agreement is comprised of the OM group of unpatented lode mining claims and the Desert Fox No.3 unpatented lode mining claim located in Mineral County, Nevada, that are described in the attached Exhibit “A-1.”

4.

Area of Interest.  Effective as of April 15, 2005, the second sentence of Section 1.B. of the Agreement shall be amended in its entirety to read as follows:

The Area of Interest shall be defined as that area shown on the map attached as  Exhibit “C”.

5.

Exhibits.  The Parties acknowledge that, effective as of April 15, 2005, the following exhibits are attached to and incorporated in their entirety into the Agreement:

Exhibit “A-1”:

Property Description

Exhibit “B”:

Assignment of Royalty Interest

Exhibit “C”:

Map Depicting Area of Interest

6.

Confirmation.  Owner acknowledges and confirms that, as of the date of this Amendment, TRC has performed all of its obligations under the Agreement.

7.

Full Force and Effect.  Except as expressly amended by this Amendment, all of the terms, covenants, conditions, provisions and agreements of the Agreement are and will remain in full force and effect.

8.

Binding Effect.  This Amendment shall be binding upon and extend to the successors, heirs, and assigns of the Parties.

Remainder of page intentionally left blank.

STATE OF NEVADA )
)ss
COUNTY OF Washoe )

On this, the 26 day of April, 2004 before me, the undersigned Notary Public, personally appeared A.E. Saucier, known to me to be the President of Sedi-Met, Inc., a New Mexico corporation, and the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

IN WITNESS THEREOF; I have hereunto set my hand and official seal.

My Commission Expires: 01/27/08

Margaret Burkart
Notary Public

MARGARET BURKART
NOTARY PUBLIC
STATE OF NEVADA
APPT. No. 00-60907-2
MY APPT. EXPIRES JAN. 27, 2008

STATE OF WASHINGTON )
)ss
COUNTY OF SPOKANE )

On this, the 15th day of April, 2005, before me, the undersigned Notary Public, personally appeared Stephen Goss, known to me to be the President of Timberline Resources Corporation, as Idaho corporation, and the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes contained therein on behalf of the corporation.

IN WITNESS THEREOF; I have hereunto set my hand and official seal.

My Commission Expires: 11/28/07

Dianna G. Ressa
Notary Public
RESIDING AT SPOKANE

DIANNA G. RESSA
NOTARY PUBLIC
COMMISSION EXPIRES 11-28-07
STATE OF WASHINGTON

4

EXHIBIT "A-1"

To Mineral Lease Agreement, as amended,

 Between

Sedi-Met, Inc. (A.E. Saucier) and

Timberline Resources Corporation

Unpatented Lode Mining Claims (the “Property”)

 Mineral County, Nevada

CLAIM NAME	BLM SERIAL NUMBER	COUNTY RECORDING
OM-1	NMC 794065
OM-2	NMC 794066
OM-3	NMC 794067
OM-4	NMC 794068
OM-5	NMC 794069
OM-6	NMC 794070
OM-7	NMC 863462
OM-8	NMC 863463
OM-9	NMC 863464
OM-10	NMC 863465
OM-11	NMC 863466
OM-12	NMC 863467
OM-13	NMC 863468
OM-14	NMC 863469
OM-15	NMC 863470
OM-16	NMC 863471
OM-17	NMC 863472
OM-18	NMC 863473

OM-19	NMC 863474
OM-20	NMC 863475
OM-21	NMC 863476
OM-22	NMC 863477
OM-23	NMC 863478
OM-24	NMC 863479
OM-25	NMC 863480
OM-26	NMC 863481
OM-27	NMC 863482
OM-28	NMC 863483
OM-29	NMC 863484
OM-30	NMC 863485
OM-31	NMC 863486
OM-32	NMC 863487
OM-33	NMC 863488
OM-34	NMC 863489
OM-35	NMC 863490
OM-36	NMC 863491
OM-37	NMC 863492
OM-38	NMC 863493
OM-39	NMC 863494
OM-40	NMC 863495
OM-41	NMC 863496

OM-42	NMC 863497
OM-43	NMC 863498
OM-44	NMC 863499
OM-45	NMC 863500
OM-46	NMC 863501
OM-47	NMC 863502
OM-48	NMC 863503
OM-49	NMC 863504
OM-50	NMC 863505
OM-51	NMC 863506
OM-52	NMC 863507
OM-53	NMC 863508
OM-54	NMC 863509
OM-55	NMC 863510
OM-56	NMC 863511
OM-57	NMC 863512
OM-58	NMC 863513
OM-59	NMC 863514
OM-60	NMC 863515
OM-61	NMC 863516
OM-62	NMC 863517
Desert Fox No. 3	NMC 854932
OM-63	NMC 884149

OM-64	NMC 884150
OM-65	NMC 884151
OM-66	NMC 884152
OM-67	NMC 884153
OM-68	NMC 884154
OM-69	NMC 884155
OM-70	NMC 884156
OM-71	NMC 884157
OM-72	NMC 884158
OM-73	NMC 884159
OM-74	NMC 884160
OM-75	NMC 884161
OM-76	NMC 884162
OM-77	NMC 884163
OM-78	NMC 884164
OM-79	NMC 884165
OM-80	NMC 884166
OM-81	NMC 884167
OM-82	NMC 884168
OM-83	NMC 884169
OM-84	NMC 884170
OM-85	NMC 884171
OM-86	NMC 884172

OM-87	NMC 884173
OM-88	NMC 884174
OM-89	NMC 884175
OM-90	NMC 884176
OM-91	NMC 884177
OM-92	NMC 884178
OM-93	NMC 884179
OM-94	NMC 884180
OM-95	NMC 884181
OM-96	NMC 884182
OM-97	NMC 884183
OM-98	NMC 884184
OM-100	NMC 884185
OM-102	NMC 884186
OM-104	NMC 884187
OM-106	NMC 884148
OM-107	NMC 884189
OM-108	NMC 884190
OM-109	NMC 884191
OM-110	NMC 884192
OM-111	NMC 884193
OM-112	NMC 884194
OM-113	NMC 884195

OM-114	NMC 884196
OM-115	NMC 884197
OM-116	NMC 884198
OM-117	NMC 884199
OM-118	NMC 884200
OM-119	NMC 884201
OM-120	NMC 884202

EXHIBIT "C"

To Mineral Lease Agreement, as amended,

 Between

Sedi-Met, Inc. (A.E. Saucier) and

Timberline Resources Corporation

Map of Area of Interest

See attached.

R. 36 E.
R. 37 E.
NYE COUNTY
MINERAL COUNTY
OLYMPIC GROUP
T. 9 N.
T. 8 N.
SUN
GROUP

0 500 1000 1500 2000 METERS

0 2000 4000 6000 FEET

Timberline Resources Corporation
Spokane, Washington

OLYMPIC / SUN PROPERTY
Mineral County, Nevada

EXHIBIT C

12